SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ]  Confidential, for Use of the Comission Only

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Rule 14(a)-11(c) or Rule 14(a)-12

                            Gateway Industries, Inc.

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                  (Name of Registrant as Specified in Charter)

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       (Name of Persons filing Proxy Statement, if other than Registrant)

Payment of Filing Fee, Check the appropriate box):

     [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously Paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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                           GATEWAY INDUSTRIES, INC.

                              150 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The annual meeting of stockholders of Gateway Industries, Inc. (the "Corporation") will be held at the Corporate office 150 East 52nd Street, 21st Floor, New York, NY 10022 on Tuesday June 15, 1999 at 11:00 a.m. (local time) for the following purposes:

1.   to elect three (3) directors of the Corporation;

2. to ratify the appointment of Ernst & Young LLP as the Corporation's independent accountants; and

3. to transact such other business as may properly come before the meeting or any adjournments thereof.


     This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting.



     The Board of Directors has fixed the close of business on April 26, 1999 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A proxy and return envelope are enclosed for your convenience.

                                       By order of the Board of Directors,


                                       Jack L. Howard
                                       Acting President and Secretary


April 30, 1999

              ---------------------------------------------------
                             YOUR VOTE IS IMPORTANT

              Please mark, sign, and date the enclosed proxy card
                     and return it promptly in the enclosed
                        self-addressed, stamped envelope
              ---------------------------------------------------

                            GATEWAY INDUSTRIES, INC.

                              150 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022

                                ---------------
                                PROXY STATEMENT
                                ---------------



     This Proxy Statement is furnished to the stockholders of Gateway Industries, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on June 15, 1999 and any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 5, 1999.

     Only holders of securities entitled to vote at the Annual Meeting at the close of business on April 26, 1999, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date the Corporation had issued and outstanding 3,592,024 shares of common stock, $.001 par value (the "Common Stock"), entitled to vote at the Annual Meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by (1) giving written notice to the Secretary of the Corporation at any time before such proxies are voted, (2) voting in person at the Annual Meeting, or (3) notification in writing to the Corporation at 150 East 52nd Street, New York, NY 10022.

     The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding on the record date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than those matters described on the attached Notice and herein. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote for the nominees for election as directors of the Corporation listed herein and for those matters described on the attached Notice and herein. With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will have the same effect as a vote against a proposal. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.


                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of March 31, 1999 regarding the beneficial ownership of the Common Stock by each person known by the Company to own beneficially more than 5% of the Common Stock, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group. Shares listed below have been adjusted to reflect the one-for-five split effective September 22, 1994.

Name and Address                     Amount and Nature of           Percent
of Beneficial Owner                  Beneficial Ownership           of Class
-------------------                  --------------------           --------

Warren G. Lichtenstein
150 East 52nd Street
New York, NY  10022                     1,815,760 (1)(2)             50.5%

Ronald W. Hayes
810 Saturn Street
Suite 16-432
Jupiter, FL  33477-4398                   103,340 (3)                 2.9%

Jack Howard
2927 Montecito Avenue
Santa Rosa, CA  95404                     140,820 (4)                 3.9%

Steel Partners II, L.P.
150 East 52nd Street
New York, NY  10022                     1,674,208                    38.7%

George Soros
888 Seventh Avenue
New York, NY  10022                       827,716 (5)                23.0%

All directors and executive
officers as a group (three persons)     2,059,920 (1)                57.3%
---------------

(1) Includes: (i) 1,674,208 shares owned by Steel Partners II, L.P., an entity controlled by Mr. Lichtenstein, (ii) 41,552 shares owned directly by Mr. Lichtenstein, and (iii) 100,000 shares underlying stock options exercisable within 60 days hereof.

(2) More than one beneficial owner is listed above for the same securities, since the shares owned beneficially by Steel Partners II, L.P. are included in the shares beneficially owned by Mr. Lichtenstein. See note (1) above.

(3) Includes 8,333 shares which may be acquired in 120 days through the exercise of stock options.

(4) Includes 16,667 shares which may be acquired in 120 days through the exercise of stock options.

(5)  As reported in the shareholder's most recent Schedule 13D.

                       ----------------------------------

    Except as noted in the footnotes above, (i) none of such shares is known by the Corporation to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Corporation believes the beneficial owners listed above have sole voting and investment power with respect to the shares shown as being beneficially owned by such holder.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     Listed below are the nominees for election at this Annual Meeting. The directors elected at this Annual Meeting will serve one-year terms expiring at the next annual meeting of stockholders.

NAME                                         POSITION WITH THE CORPORATION
----                                         -----------------------------
Warren G. Lichtenstein                       Chairman of the Board of Directors

Ronald W. Hayes                              Director

Jack L . Howard                              Acting President and Director

DIRECTORS AND EXECUTIVE OFFICERS

        The name of, principal occupation of and certain additional information about the directors and executive officers of the Corporation is set forth below

     NAME                            AGE             POSITION
     ----                            ---             --------
Ronald W. Hayes                       61             Director
810 Saturn Street
Suite 16-432
Jupiter, FL  33477-4398

Jack Howard                           37             Acting President
2927 Montecito Avenue                                Director
Santa Rosa, CA  95404

Warren G. Lichtenstein                33             Chairman of the Board
150 East 52nd Street                                    of Directors
New York, NY  10022



     WARREN G. LICHTENSTEIN was appointed a director of the Company in May 1994 and became Chairman of the Board in October 1995. He served as President and Director of Marsel from its inception in July 1995 until shortly after the acquisition of its business in November 1995, and continued as a director until its disposition in December 1996. Mr. Lichtenstein has been chief executive officer of the general partner of Steel Partners II, LP, a private investment firm, since 1993 and Chairman of Steel Partners Services, Ltd., a private investment firm, since 1993. Mr. Lichtenstein is President and CEO of Rose's Holdings, Inc., parent of WebBank; and Chairman of Aydin Corporation. He is a director of Saratoga Spring Water Corporation, Inc. and PLM International.

     RONALD W. HAYES was appointed a director of the company in May 1993. Mr. Hayes is the owner of Lincoln Consultors & Investors, Inc., an investing and consulting firm.

     JACK L. HOWARD was appointed Acting President of the Company in September 1994. He was elected director of the Company in May 1994. Since 1989, he has been a principal of Mutual Securities, Inc (securities brokers). Mr. Howard serves on the Board of Directors of Rose's Holdings, Inc. and Pubco Inc.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Corporation believes that all such reports required to be filed during the fiscal year ended December 31, 1998 ("Fiscal 1998") were filed on a timely basis except that each of Messrs. Howard, Lichtenstein, and Hayes inadvertently did not file a report on a timely basis relating to stock purchased. Upon discovery, the reports were filed. The Corporation's belief is based solely on its review of Forms 3, 4, and 5 and amendments thereto furnished to the Corporation during, and with respect to, Fiscal 1998 by persons known to be subject to Section 16 of the Exchange Act. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company, during its fiscal year ended December 31, 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater-than 10% beneficial owners were satisfied.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors of the Company held two formal meetings during its fiscal year ended December 31, 1998. Presently, the Board of Directors has no standing committees. No director attended less than 75% of the total number of Board meetings held during the fiscal year.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid to the Company's Acting President during its fiscal year ended December 31, 1998. No executive officer received annual compensation at the rate of $100,000 or more during the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                  Long Term
                                                                 Compensation
                                    Annual Compensation             Awards

Name and Principal                Fiscal   Salary   Bonus         All Other
    Position                       Year     Compensation           Options
    --------                       ----     ------------           -------
Jack L. Howard,                    1998     --     $50,000            --
  Acting President                 1997     --     $50,000            --


STOCK OPTIONS

OPTION GRANTS IN LAST FISCAL YEAR

        None

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

     The following table sets forth information concerning options exercised during the fiscal year ended December 31, 1998 and the number of unexercised options held by the Company's executive officers at the end of such fiscal year:

                                                                                                                  Value of
                                                                                     Number of                   Unexercised
                                                                                    Unexercised                 in-the-Money
                                                               Shares                Options at                  Options at
                                        Acquired                Value                 FY-End(#)                   FY-End($)
                                           On                 Realized
Name                                   Exercise(#)               ($)          Exercisable/Unexercisable   Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Jack Howard                                 0                     0                82,834/16,666                    0/0
  Acting President

Warren G. Lichtenstein                      0                     0              100,000/0                          0/0
  Chairman of the Board

-----------

(1) Based on $1.6875, the average high/low bid prices for the Common Stock on the last date of 1998 for which trading was reported.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Three directors are to be elected at the Annual Meeting. The Board has nominated Warren G. Lichtenstein, Ronald W. Hayes, and Jack L. Howard to be re-elected for one-year terms, expiring at the annual meeting in 2000. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's nominee. If the Board's nominee should become unavailable for any reason, which the Board does not anticipate, proxy holders will vote for a nominee designated by the present Board to fill the vacancy at or prior to the meeting.

     If any nominee should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by management prior to or at the meeting. Directors will be elected by a plurality of the votes cast. The information concerning the nominees and each director continuing in office has been furnished by them to the Corporation. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

                                  PROPOSAL TWO

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, independent certified public accountants, to audit the books and records of the Corporation for the 1999 fiscal year. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CONFIRM SUCH
APPOINTMENT.

     The Corporation will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. The Corporation has also retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies. MacKenzie will receive a fee for such services of approximately $7,500 plus reasonable out-of-pocket expenses, which will be paid by the Corporation. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

                             STOCKHOLDER PROPOSALS

     If a stockholder notifies the Corporation after March 16, 2000 of an intent to present a proposal at the Corporation's 2000 Annual Meeting, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the Annual Meeting must submit the same in writing so as to be received at the executive offices of the Corporation on or before January 1, 2000. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                 ANNUAL REPORT

     The Corporation has sent, or is currently sending, all stockholders of record as of April 26, 1999 a copy of its Annual Report for the fiscal year ended December 31, 1998. Such report contains the Corporation's certified financial statements for the fiscal year ended December 31, 1998.


                                       By Order of the Board of Directors,

                                       Jack L. Howard
                                       Secretary

April 30, 1999

                            GATEWAY INDUSTRIES, INC.
                                     PROXY

     The undersigned appoints Warren G. Lichtenstein and Jack L. Howard, and either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Gateway Industries, Inc. (the "Corporation") that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Corporation's principal executive offices at 150 East 52nd Street, New York, New York 10022, on Wednesday, November 4, 1998 at 11:00 A.M., and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and proxy statement relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) and (2).

1.      ELECTION OF DIRECTORS

FOR all nominees listed                         WITHHOLD AUTHORITY to
below except as marked                          vote for all nominees
to the contrary below    []                     listed below            []

Warren G. Lichtenstein, Ronald W. Hayes, and Jack L. Howard

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

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2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION

          [] FOR                    [] AGAINST                    [] ABSTAIN

3. In their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) and (2).

     Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       -------------------------------
                                       Signature

                                       -------------------------------
                                       Signature if held jointly

                                       DATED: __________________, 1999


              Please return in the enclosed postage paid envelope.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.